                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


        Date of Report (date of earliest event reported):  January 16, 1998


                                    BSM BANCORP
               (Exact name of registrant as specified in its charter)


                California              333-16951           No. 77-0442667
      (State or other jurisdiction   (Commission File       (IRS Employer
             of incorporation)            Number)         Identification No.)


                2739 Santa Maria Way, Santa Maria, California     93455
               (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code:  (805) 937-8551


                                   Not applicable
           (Former name or former address, if changed since last report)

Item 5:        OTHER EVENTS

     Attached hereto as Exhibit 99 is a Press Release announcing:

     (1) BSM Bancorp's financial results for the year ended December 31, 1997. Final audited financial statements with additional analysis will be filed as part of the Company's Form 10-K in March, 1998.

     (2) An increase in BSM Bancorp's common stock dividend.


Item 7:        FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     99   (1)  Copy of the aforementioned Press Release.


                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on January 16, 1998.

                         BSM BANCORP





                                By: /s/ F. Dean Fletcher
                                   ------------------------
                                   F. Dean Fletcher
                                   Executive Vice President
                                   Chief Financial Officer